                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 1999


                      YAMAHA MOTOR RECEIVABLES CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


           DELAWARE               33-72806, 33-94784             33-0592719
----------------------------      ------------------         -------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (I.R.S. EMPLOYER
       OF INCORPORATION)               NUMBERS)              IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                                CYPRESS, CA 90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 761-7500

                                   Page 1 of 4
                         Exhibit Index appears on Page 4
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Item 5.  OTHER EVENTS

                  Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the AUGUST 16, 1999 Distribution Date for the Collection Period ending JULY 31, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as
Exhibit 5.1.

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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)


Dated:  AUGUST 16, 1999                     By:  RUSSELL JURA
       ----------------                         -------------
                                            Name:  Russell Jura
                                            Title: Assistant Secretary

                                      3
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                                INDEX TO EXHIBITS

   EXHIBIT                                                        METHOD OF
   NUMBER                              EXHIBIT                      FILING
    5.1             Monthly Servicer's Certificate with         Filed Herewith
                    respect to the AUGUST 16, 1999
                    Distribution Date for the Collection
                    Period ending JULY 31, 1999.

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